                                                                 Exhibit 24.1(a)

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Hayden D. McMillian, Michael L. Sawyer, Bradley D. Adams and Robert G. Partlow, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to Mortgage Loan Asset Backed Certificates of trusts created by Saxon Asset Securities Company and any or all amendments or supplements to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do so and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: September 16, 1999



                                     /s/ David L. Heavenridge
                                     ---------------------------------------
                                     David L. Heavenridge

                                                                 Exhibit 24.1(b)

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Hayden D. McMillian, Michael L. Sawyer, Bradley D. Adams and Robert G. Partlow, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to Mortgage Loan Asset Backed Certificates of trusts created by Saxon Asset Securities Company and any or all amendments or supplements to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do so and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: September 16, 1999



                                    /s/ Hayden D. McMillian
                                    -----------------------------------------
                                    Hayden D. McMillian

                                                                 Exhibit 24.1(c)

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Hayden D. McMillian, Michael L. Sawyer, Bradley D. Adams and Robert G. Partlow, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to Mortgage Loan Asset Backed Certificates of trusts created by Saxon Asset Securities Company and any or all amendments or supplements to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do so and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: September 16, 1999



                                        /s/ Bryan S. Reid
                                        -------------------------------------
                                        Bryan S. Reid

                                                                 Exhibit 24.1(d)

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Hayden D. McMillian, Michael L. Sawyer, Bradley D. Adams and Robert G. Partlow, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to Mortgage Loan Asset Backed Certificates of trusts created by Saxon Asset Securities Company and any or all amendments or supplements to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do so and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: September 16, 1999



                                       /s/ Bradley D. Adams
                                       -------------------------------------
                                       Bradley D. Adams

                                                                 Exhibit 24.1(e)

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Hayden D. McMillian, Michael L. Sawyer, Bradley D. Adams and Robert G. Partlow, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to Mortgage Loan Asset Backed Certificates of trusts created by Saxon Asset Securities Company and any or all amendments or supplements to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do so and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: September 16, 1999



                                    /s/ Michael L. Sawyer
                                    ---------------------------------------
                                    Michael L. Sawyer

                                                                 Exhibit 24.1(f)

                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Hayden D. McMillian, Michael L. Sawyer, Bradley D. Adams and Robert G. Partlow, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 relating to Mortgage Loan Asset Backed Certificates of trusts created by Saxon Asset Securities Company and any or all amendments or supplements to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do so and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: September 16, 1999



                                     /s/ Robert G. Partlow
                                     -----------------------------------------
                                     Robert G. Partlow